                                                                    Exhibit 99.1
                                                                   PRESS RELEASE

[JLG INDUSTRIES, INC. LOGO]                                FOR IMMEDIATE RELEASE

JLG INDUSTRIES, INC.
1 JLG Drive                                               CONTACT:  JUNA ROWLAND
McConnellsburg, PA 17233-9533          DIRECTOR - CORPORATE & INVESTOR RELATIONS
Telephone (717) 485-5161                              (240) 313-1816, ir@jlg.com
Fax (717) 485-6417
www.jlg.com

                   JLG'S OPERATING INCOME INCREASES 21 PERCENT
                INTEGRATION OF OMNIQUIP AHEAD OF AGGRESSIVE PLAN


     MCCONNELLSBURG, PA, NOVEMBER 20, 2003 - JLG Industries, Inc. (NYSE: JLG) today announced consolidated earnings of $.01 per diluted share, after the impact of OmniQuip integration expense of $3.9 million or $.06 per diluted share, for its fiscal first quarter ended October 31, 2003. Consolidated revenues of $212 million represented a 32 percent increase from the prior year, reflecting sales from OmniQuip products of $53.4 million.

     Excluding the impact of integration costs, gross profit margin improved by 100 bps to 19.1 percent compared with 18.1 percent in the comparable period last year, and operating income of $13.3 million improved 72 percent compared with $7.7 million for the year-ago period. Inclusive of integration costs, consolidated operating income at $9.4 million improved by 21 percent year-on-year. Additionally, inventories were $57 million lower year-on-year excluding the impact of the acquisition. The consolidation of the Lull(R) telehandler and Sky Trak(R) telehandler production with existing telehandler manufacturing will further leverage fixed costs at the McConnellsburg facility.

OUTLOOK

     In addition to realizing the expected synergies of the OmniQuip acquisition, the Company will continue its drive to improve margins through a continued aggressive approach to cost reductions with unrelenting focus on efficiency and productivity improvements. In addition, new products will continue to offer features and benefits which end-users desire while standardizing design and streamlining the manufacturing process. Examples include the new innovative Pro-Fit(TM) scissor lift series and the 10,000 and 12,000 pound capacity JLG telehandlers introduced during the quarter.

     Rental fleets are aging and pent-up replacement demand continues to grow. By the end of 2003, the average age of rental fleets is expected to be between 42 and 56 months. Among the top 10 rental companies, estimated aggregate rental fleet capex spending for calendar 2004 is expected to be up significantly over 2003. The overall economic indicators in North America are encouraging. The backlog is improving, and the Company is cautiously optimistic that spring order patterns will continue to exhibit increased confidence

                                     (more)

JLG Industries, Inc. - page 2


and fleet refreshment activity. Although there are pockets of positive growth, the Company expects that a European recovery will lag North America by at least a year, however this weakness is being offset by stronger results in Australia and Asia-Pacific.

     Management's complete analysis of the Company's quarterly results and financial condition will be provided during a conference call on Friday, November 21, 2003 at 9:00 a.m. Eastern Time. The call can be accessed via JLG's website www.jlg.com, where it will be accompanied by a slide presentation, or by dialing (800) 289-0485. International participants should dial (913) 981-5518. Please dial into the conference call 10 minutes prior to the start. A replay of the conference call presentation will be available on the Company's website.

     JLG Industries, Inc. is the world's leading producer of access equipment and highway-speed telescopic hydraulic excavators. The Company's diverse product portfolio encompasses leading brands such as JLG(R) aerial work platforms; JLG, Sky Trak(R), Lull(R) and Gradall(R) telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel network that includes a highly trained and skilled direct sales force, direct marketing, the Internet, integrated supply programs and a network of distributors. In addition, JLG offers world-class after-sales service and support for its customers in the industrial, commercial, institutional and construction markets. JLG's manufacturing facilities are located in the United States and Belgium, with sales and service locations on six continents.

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company's SEC reports, including the report on Form 10-K for the year ended July 31, 2003.

     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com.

     NOTE: Information contained on our website is not incorporated by reference into this press release.

                                 (Tables follow)

      JLG Industries, Inc. - Page 3

                              JLG INDUSTRIES, INC.
                               FINANCIAL DASHBOARD
        (IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE IDENTIFIED)

                                                      QUARTER ENDED    FISCAL YEAR                           QUARTER ENDED
                                                       OCTOBER 31,       ENDED           JULY 31,       APRIL 30,      JANUARY 31,
                                                           2003       JULY 31, 2003       2003            2003            2003
                                                      -------------   -------------     ---------       ---------       ---------
REVENUES AND PROFITABILITY
Revenues                                                $ 212,195       $ 759,789       $ 242,219       $ 205,770       $ 151,313
Gross profit margin                                          17.8%           18.1%           19.6%           16.8%           17.2%
EBITDA(1)                                                  16,788          65,821          22,253          14,878          17,434
---------
Trailing twelve month EBITDA(1)                            71,353          65,821          65,821          65,709          60,118
-------------------------------
Trailing twelve month EBITDA margin(1)                        8.8%            8.7%            8.7%            8.6%            7.8%
--------------------------------------
Operating income                                            9,362          39,193          18,250           8,564           4,649
Operating profit margin                                       4.4%            5.2%            7.5%            4.2%            3.1%
Net income margin(1)                                          0.1%            1.9%            3.1%            1.1%            2.8%

Reported EPS per diluted share(1)                       $     .01       $     .33       $     .17       $     .05       $     .10

IMPACT OF SELECTED ITEMS ON:(2)
income (expense)
PRE-TAX INCOME
  Integration expenses - OmniQuip
    (in both Cost of sales (COS), Selling &
    administrative and product development (SA&PD))     $  (3,901)      $       -       $       -        $      -       $       -
  Restructuring and repositioning charges (in both
    COS, Restructuring)                                       (63)         (4,040)           (859)         (1,762)         (1,256)
  Currency effects (in Miscellaneous-net)                     125           5,422            (697)            993           7,575
  Bad debt charges (in SA&PD)                              (1,092)         (7,024)         (3,273)         (1,318)         (1,652)
  Inventory charges (in COS)                               (1,327)         (4,463)          1,905          (3,380)         (1,944)
  Incentive pay (in both COS, SA&PD)                            -          (2,605)           (876)         (1,729)              -
  Deferred profit on sale-leaseback (in COS)                    -               -               -               -               -

NET INCOME
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                                   (2,536)              -               -               -               -
  Restructuring and repositioning charges (in both
    COS, Restructuring)                                       (41)         (2,747)           (584)         (1,198)           (854)
  Currency effects (in Miscellaneous-net)                      81           3,687            (474)            675           5,151
  Bad debt charges (in SA&PD)                                (710)         (4,776)         (2,226)           (896)         (1,123)
  Inventory charges (in COS)                                 (863)         (3,035)          1,295          (2,298)         (1,322)
  Benefit from change in effective income tax rate              -           2,051           2,051               -               -
  Incentive pay (in both COS, SA&PD)                            -          (1,771)           (596)         (1,176)              -
  Deferred profit on sale-leaseback (in COS)                    -               -               -               -               -

EARNINGS PER SHARE
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                                    (0.06)              -               -               -               -
  Restructuring and repositioning charges (in both
    COS, Restructuring)                                         -           (0.06)          (0.01)          (0.03)          (0.02)
  Currency effects (in Miscellaneous-net)                       -            0.09           (0.01)           0.02            0.12
  Bad debt charges (in SA&PD)                               (0.02)          (0.11)          (0.05)          (0.02)          (0.03)
  Inventory charges (in COS)                                (0.02)          (0.07)           0.03           (0.05)          (0.03)
  Benefit from change in effective income tax rate              -            0.05            0.05               -               -
  Incentive pay (in both COS, SA&PD)                            -           (0.04)          (0.01)          (0.03)              -
  Deferred profit on sale-leaseback (in COS)                    -               -               -               -               -

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents                                 $  11,288       $ 132,809       $ 132,809       $  16,529       $   9,565
Accounts receivable, net                                  297,001         266,180         266,180         252,200         210,192
Finance receivable, net                                    33,057          34,324          34,324          28,936          79,458
Pledged finance receivables, net                          153,762         160,407         160,407         167,089         113,656
Inventories                                               148,397         116,886         116,886         154,168         168,612
Total balance sheet debt                                  467,422         460,570         460,570         377,571         372,305
Limited recourse debt from finance receivables
  monetizations                                           153,541         164,940         164,940         164,653         106,662
Net debt(3)                                               310,498         171,103         171,103         206,361         266,913
Net debt(3) to total capitalization                            55%             41%             41%             46%             52%
Maximum loss exposure from finance receivables
  monetizations                                            23,380          21,708          21,708          18,928           8,519
Equity                                                    250,439         249,497         249,497         245,034         241,760
Working capital                                           323,478         384,546         384,546         292,498         277,431
Depreciation and amortization                               6,486          19,937           4,591           4,931           5,147
Capital expenditures, net of retirements                    3,429          10,324           2,662           2,942           3,076
Free cash flow(4)                                        (139,395)         27,781          35,258          60,553         (11,286)

FINANCIAL RATIOS
Days sales outstanding                                      115.7           131.6           131.6           124.1           103.6
Days payables outstanding                                    59.1            70.8            70.8            75.8            36.0
Inventory turnover (annualized)                               3.8             3.4             3.4             3.2             3.3


                                                                       FISCAL YEAR
                                                       OCTOBER 31,        ENDED
                                                           2002       JULY 31, 2002
                                                       -----------    -------------
REVENUES AND PROFITABILITY
Revenues                                                $ 160,487       $ 770,070
Gross profit margin                                          18.1%           17.2%
EBITDA(1)                                                  11,256          56,435
Trailing twelve month EBITDA(1)                            54,726          56,435
Trailing twelve month EBITDA margin(1)                        7.1%            7.3%
Operating income                                            7,730          30,717
Operating profit margin                                       4.8%            4.0%
Net income margin(1)                                          0.2%            1.7%

Reported EPS per diluted share(1)                       $     .01       $     .30

IMPACT OF SELECTED ITEMS ON:(2)
income (expense)
PRE-TAX INCOME
  Integration expenses - OmniQuip
    (in both Cost of sales (COS), Selling &
    administrative and product development (SA&PD))     $        -      $       -
  Restructuring and repositioning charges (in both
    COS, Restructuring)                                      (163)         (6,715)
  Currency effects (in Miscellaneous-net)                  (2,449)          2,896
  Bad debt charges (in SA&PD)                                (781)         (3,693)
  Inventory charges (in COS)                               (1,044)         (4,670)
  Incentive pay (in both COS, SA&PD)                            -               -
  Deferred profit on sale-leaseback (in COS)                    -           3,069

NET INCOME
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                                        -               -
  Restructuring and repositioning charges (in both
    COS, Restructuring)                                      (111)         (4,499)
  Currency effects (in Miscellaneous-net)                  (1,665)          1,940
  Bad debt charges (in SA&PD)                                (531)         (2,474)
  Inventory charges (in COS)                                 (710)         (3,129)
  Benefit from change in effective income tax rate              -               -
  Incentive pay (in both COS, SA&PD)                            -               -
  Deferred profit on sale-leaseback (in COS)                    -           2,056

EARNINGS PER SHARE
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                                        -               -
  Restructuring and repositioning charges (in both
    COS, Restructuring)                                         -           (0.10)
  Currency effects (in Miscellaneous-net)                   (0.04)           0.05
  Bad debt charges (in SA&PD)                               (0.01)          (0.06)
  Inventory charges (in COS)                                (0.02)          (0.07)
  Benefit from change in effective income tax rate              -               -
  Incentive pay (in both COS, SA&PD)                            -               -
  Deferred profit on sale-leaseback (in COS)                    -            0.05

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents                                 $  10,181       $   6,205
Accounts receivable, net                                  200,329         227,722
Finance receivable, net                                    99,766          73,660
Pledged finance receivables, net                           86,700          88,056
Inventories                                               178,016         165,536
Total balance sheet debt                                  337,126         279,329
Limited recourse debt from finance receivables
  monetizations                                            83,188          87,571
Net debt(3)                                               255,627         198,884
-----------
Net debt(3) to total capitalization                            52%             46%
-----------------------------------
Maximum loss exposure from finance receivables
  monetizations                                             6,275           5,998
Equity                                                    235,897         236,042
Working capital                                           243,593         231,203
Depreciation and amortization                               5,268          20,959
Capital expenditures, net of retirements                    1,644          12,390
Free cash flow(4)                                         (56,744)        169,753
-----------------

FINANCIAL RATIOS
Days sales outstanding                                       97.3           111.4
Days payables outstanding                                    59.2            66.5
Inventory turnover (annualized)                               3.5             3.3



(1)  Before cumulative effect of change in accounting principle.
(2) Net of 35%, 32% and 33% effective income tax rate for fiscal 2004, 2003 and 2002, respectively. EPS is calculated by dividing the Net Income amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.
(3) Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.
(4) Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. - Page 4

                              JLG INDUSTRIES, INC.
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          (QUARTERLY DATA IS UNAUDITED)

                                                                FISCAL YEAR                                              FISCAL YEAR
                                             QUARTER ENDED         ENDED                  QUARTER ENDED                     ENDED
                                            OCTOBER 31, 2003      JULY 31,   JULY 31,  APRIL 30, JANUARY 31, OCTOBER 31,   JULY 31,
                                         CONSOLIDATED OMNIQUIP      2003       2003      2003        2003       2002        2002
                                         ---------------------  -----------  --------  --------- ----------- ----------  -----------
Revenues
     Net sales                              $207,002   $53,435    $733,480   $235,849   $199,282    $143,961   $154,388   $ 745,870
     Financial products                        3,676         -      19,184      4,806      5,152       4,836      4,390      14,227
     Rentals                                   1,517         -       7,125      1,564      1,336       2,516      1,709       9,973
                                            ------------------    --------   --------   --------    --------   --------   ---------
                                             212,195    53,435     759,789    242,219    205,770     151,313    160,487     770,070
 Cost of sales                               174,333    46,818     622,475    194,764    171,125     125,215    131,371     637,983
                                            ------------------    --------   --------   --------    --------   --------   ---------
 Gross profit                                 37,862     6,617     137,314     47,455     34,645      26,098     29,116     132,087
     Gross profit margin                        17.8%     12.4%       18.1%      19.6%      16.8%       17.2%      18.1%       17.2%
 Selling and administrative expenses          23,716     3,983      79,225     25,276     20,087      16,377     17,485      79,693
     Selling & administrative %                 11.2%      7.5%       10.4%      10.4%       9.8%       10.8%      10.9%       10.3%
 Product development expenses                  4,773       696      16,142      3,791      4,561       3,889      3,901      15,586
     Product development %                       2.2%      1.3%        2.1%       1.6%       2.2%        2.6%       2.4%        2.0%
 Restructuring charges                            11         -       2,754        138      1,433       1,183          -       6,091
                                            ------------------    --------   --------   --------    --------   --------   ---------
 Income from operations                        9,362     1,938      39,193     18,250      8,564       4,649      7,730      30,717
     Operating profit margin                     4.4%      3.6%        5.2%       7.5%       4.2%        3.1%       4.8%        4.0%
Other income (deductions):
      Interest expense                        (9,876)   (2,204)    (27,985)    (9,645)    (6,764)     (6,072)    (5,504)    (16,255)
      Miscellaneous, net                         940         1       6,691       (588)     1,383       7,638     (1,742)      4,759
                                            ------------------    --------   --------   --------    --------   --------   ---------
Income before taxes and
     cumulative effect of change
     in accouting principle                      426      (265)     17,899      8,017      3,183       6,215        484      19,221
Income tax provision                             149       (93)      3,724        562      1,018       1,989        155       6,343
                                            ------------------    --------   --------   --------    --------   --------   ---------
Income before cumulative effect
      of change in accounting principle          277      (172)     14,175      7,455      2,165       4,226        329      12,878
Cumulative effect of change in
     accounting principle (1)                      -         -           -          -          -           -          -    (114,470)
                                            ------------------    --------   --------   --------    --------   --------   ---------
 Net income (loss)                          $    277   $  (172)   $ 14,175   $  7,455   $  2,165    $  4,226   $    329   $(101,592)
                                            ==================    ========   ========   ========    ========   ========   =========
     Return on revenues before impairment        0.1%    -0.3%         1.9%       3.1%       1.1%        2.8%       0.2%        1.7%

Earnings (loss) per common share:
Earnings per common share
     before cumulative effect of change in
     accounting principle                   $    .01   $  (.00)   $    .33   $    .17   $    .05    $    .10   $    .01   $     .31
Cumulative effect of change in
     accounting principle(1)                       -         -           -          -          -           -          -       (2.72)
                                            ------------------    --------   --------   --------    --------   --------   ---------
Earnings (loss) per
     common share                           $    .01   $  (.00)   $    .33   $    .17   $    .05    $    .10   $    .01   $   (2.41)
                                            ==================    ========   ========   ========    ========   ========   =========
Earnings (loss) per common share -
     assuming dilution:
Earnings per common share - assuming
     dilution before cumulative effect of
     change in accounting principle         $    .01   $  (.00)   $    .33   $    .17   $    .05    $    .10   $    .01   $     .30
Cumulative effect of change in
     accounting principle(1)                       -         -           -          -          -           -          -       (2.65)
                                            ------------------    --------   --------   --------    --------   --------   ---------
Earnings (loss) per common share -
     assuming dilution                      $    .01   $  (.00)   $    .33   $    .17   $    .05    $    .10   $    .01   $   (2.35)
                                            ==================    ========   ========   ========    ========   ========   =========

Cash Dividends per share                    $   .005   $     -    $   .020   $   .005   $   .005    $   .005   $   .005   $    .025
                                            ==================    ========   ========   ========    ========   ========   =========

Average basic shares outstanding              42,656    42,656      42,601     42,608     42,598      42,570     42,541      42,082
                                            ==================    ========   ========   ========    ========   ========   =========

Average diluted shares outstanding            43,575    43,575      42,866     42,883     42,775      42,867     42,853      43,170
                                            ==================    ========   ========   ========    ========   ========   =========

(1)Goodwill impairment.

       JLG Industries, Inc. - Page 5

                              JLG INDUSTRIES, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          (QUARTERLY DATA IS UNAUDITED)

                                                         OCTOBER 31,    JULY 31,    APRIL 30,   JANUARY 31,  OCTOBER 31,   JULY 31,
                                                             2003         2003         2003         2003         2002        2002
                                                         -----------    --------    ---------   -----------  -----------   --------
ASSETS
------
Current assets
  Cash and cash equivalents                               $  11,288    $ 132,809    $  16,529    $   9,565    $  10,181   $   6,205
  Accounts receivable, net                                  297,001      266,180      252,200      210,192      200,329     227,722
  Finance receivables, net                                    2,573        3,168        1,570       18,031       18,276      28,248
  Pledged finance receivables, net                           39,380       41,334       50,741       39,685       35,391      34,353
  Inventories                                               148,397      116,886      154,168      168,612      178,016     165,536
  Other current assets                                       53,311       45,385       23,061       24,404       31,675      31,042
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Total current assets                                    551,950      605,762      498,269      470,489      473,868     493,106
Property, plant and equipment, net                           92,525       79,699       80,366       81,165       82,057      84,370
Equipment held for rental, net                               18,236       19,651       20,509       20,288       21,552      20,979
Finance receivables, less current portion                    30,484       31,156       27,366       61,427       81,490      45,412
Pledged finance receivables, less current portion           114,382      119,073      116,348       73,971       51,309      53,703
Goodwill, net                                                66,450       29,509       29,509       29,509       28,791      28,791
Intangible assets, net                                       34,448            -            -            -            -           -
Other assets                                                 66,002       53,135       53,396       59,231       55,870      51,880
                                                          ---------    ---------    ---------    ---------    ---------   ---------
                                                          $ 974,477    $ 937,985    $ 825,763    $ 796,080    $ 794,937   $ 778,241
                                                          =========    =========    =========    =========    =========   =========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
  Short-term debt and current portion of long-term debt   $   2,278    $   1,472    $     912    $  23,436    $  25,375   $  14,427
  Current portion of limited recourse debt from finance
    receivables monetizations                                40,153       45,279       50,980       36,511       33,862      34,850
  Accounts payable                                           68,197       83,408       83,059       70,162       96,283     129,317
  Accrued expenses                                          117,844       91,057       70,820       62,949       74,755      83,309
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Total current liabilities                               228,472      221,216      205,771      193,058      230,275     261,903
Long-term debt, less current portion                        311,603      294,158      212,006      242,207      228,563     177,331
Limited recourse debt from finance receivables
  monetizations, less current portion                       113,388      119,661      113,673       70,151       49,326      52,721
Accrued post-retirement benefits                             27,199       26,179       26,255       25,833       25,411      24,989
Other long-term liabilities                                  29,790       15,160       11,118       11,317       11,150      10,807
Provisions for contingencies                                 13,586       12,114       11,906       11,754       14,315      14,448
Shareholders' equity
  Capital stock:
    Authorized shares:  100,000 at $.20 par value
    Issued shares: fiscal 2004 - 43,416;
      fiscal 2003 - 43,367; fiscal 2002 - 42,728              8,683        8,673        8,601        8,594        8,594       8,546
  Additional paid-in capital                                 23,789       23,597       20,514       20,508       20,594      18,846
  Retained earnings                                         230,334      230,273      223,033      221,083      217,072     216,957
  Unearned compensation                                      (5,145)      (5,428)      (2,749)      (2,938)      (3,157)     (1,649)
  Accumulated other comprehensive loss                       (7,222)      (7,618)      (4,365)      (5,487)      (7,206)     (6,658)
                                                          ---------    ---------    ---------    ---------    ---------   ---------
    Total shareholders' equity                              250,439      249,497      245,034      241,760      235,897     236,042
                                                          ---------    ---------    ---------    ---------    ---------   ---------
                                                          $ 974,477    $ 937,985    $ 825,763    $ 796,080    $ 794,937   $ 778,241
                                                          =========    =========    =========    =========    =========   =========

       JLG Industries, Inc. - Page 6

                              JLG INDUSTRIES, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
                                 (IN THOUSANDS)
                          (QUARTERLY DATA IS UNAUDITED)

                                                                 QUARTER ENDED     FISCAL YEAR
                                                                   OCTOBER 31,        ENDED          JULY 31,
                                                                       2003       JULY 31, 2003        2003
                                                                 -------------    -------------     ---------
OPERATIONS
   Net income (loss)                                                $     277       $  14,175       $   7,455
   Adjustments to reconcile net income to cash
     flow from operating activities:
      (Gain) loss on sale of property, plant and equipment                293             266             149
      (Gain) loss on sale of equipment held for rental                  1,320          (6,794)         (1,091)
      Non-cash charges and credits:
          Cumulative effect of change in accounitng principle               -               -               -
          Depreciation and amortization                                 6,486          19,937           4,591
          Other                                                         3,171           8,124          (4,475)
      Changes in selected working capital items:
          Accounts receivable(1)                                        2,409         (43,985)        (17,651)
          Inventories                                                   5,900          48,926          37,953
          Accounts payable                                            (34,954)        (46,026)            621
          Other operating assets and liabilities                           44         (12,706)         (2,052)
      Changes in finance receivables                                    1,055          40,487          (2,644)
      Changes in pledged finance receivables                          (15,452)       (114,271)        (14,627)
      Changes in other assets and liabilities                          (3,899)         (3,295)         (3,392)
                                                                    ---------       ---------       ---------
      Cash flow from operating activities                             (33,350)        (95,162)          4,837

INVESTMENTS
   Purchases of property, plant and equipment                          (3,811)        (10,806)         (2,811)
   Proceeds from sale of property, plant and equipment                     89             216               -
   Purchases of equipment held for rental                              (2,209)        (16,342)         (1,991)
   Proceeds from sale of equipment held for rental                      1,141          19,063           2,882
   Cash portion of OmniQuip acquisition                               (95,371)              -               -
   Other                                                                  (46)           (689)            (25)
                                                                    ---------       ---------       ---------
   Cash flow from investing activities                               (100,207)         (8,558)         (1,945)

FINANCING
   Net issuance (repayment) of short-term debt                            594         (13,497)            568
   Issuance of long-term debt                                          22,000         404,283         126,995
   Repayment of long-term debt                                        (22,086)       (279,647)        (32,336)
   Issuance of limited recourse debt                                   10,871         117,383          18,940
   Repayment of limited recourse debt                                    (253)           (118)              -
   Payment of dividends                                                  (216)           (859)           (215)
   Exercise of stock options and issuance of restricted awards            485             927             189
                                                                    ---------       ---------       ---------
   Cash flow from financing activities                                 11,395         228,472         114,141

CURRENCY ADJUSTMENTS
   Effect of exchange rate changes on cash                                641           1,852            (753)

CASH
   Net change in cash and cash equivalents                           (121,521)        126,604         116,280
   Beginning balance                                                  132,809           6,205          16,529
                                                                    ---------       ---------       ---------

   Ending balance                                                   $  11,288       $ 132,809       $ 132,809
                                                                    =========       =========       =========

                                                                         QUARTER ENDED                             FISCAL YEAR
                                                                    APRIL 30,      JANUARY 31,     OCTOBER 31,        ENDED
                                                                       2003            2003             2002      JULY 31, 2002
                                                                    ---------      -----------     -----------    -------------
OPERATIONS
   Net income (loss)                                                $   2,165       $   4,226       $     329       $(101,592)
   Adjustments to reconcile net income to cash
     flow from operating activities:
      (Gain) loss on sale of property, plant and equipment                 25              89               3             392
      (Gain) loss on sale of equipment held for rental                 (1,852)         (3,154)           (697)         (8,049)
      Non-cash charges and credits:
          Cumulative effect of change in accounitng principle               -               -               -         114,470
          Depreciation and amortization                                 4,931           5,147           5,268          20,959
          Other                                                         4,317           5,683           2,599           6,997
      Changes in selected working capital items:
          Accounts receivable(1)                                      (41,663)        (11,945)         27,274         (40,110)
          Inventories                                                  14,544           8,695         (12,266)         24,462
          Accounts payable                                             12,832         (26,469)        (33,010)         52,685
          Other operating assets and liabilities                        7,434          (8,396)         (9,692)         15,194
      Changes in finance receivables                                   50,239          20,244         (27,352)         57,154
      Changes in pledged finance receivables                          (64,299)        (32,950)         (2,395)        (91,331)
      Changes in other assets and liabilities                           3,970            (281)         (3,592)        (28,136)
                                                                    ---------       ---------       ---------       ---------
      Cash flow from operating activities                              (7,357)        (39,111)        (53,531)         23,095

INVESTMENTS
   Purchases of property, plant and equipment                          (3,059)         (3,286)         (1,650)        (12,954)
   Proceeds from sale of property, plant and equipment                     92             121               3             172
   Purchases of equipment held for rental                              (3,014)         (7,713)         (3,624)        (26,429)
   Proceeds from sale of equipment held for rental                      3,577          10,099           2,505          28,924
   Cash portion of OmniQuip acquisition                                     -               -               -               -
   Other                                                                  529          (1,136)            (57)            405
                                                                    ---------       ---------       ---------       ---------
   Cash flow from investing activities                                 (1,875)         (1,915)         (2,823)         (9,882)

FINANCING
   Net issuance (repayment) of short-term debt                        (23,114)         (1,975)         11,024          (7,771)
   Issuance of long-term debt                                          57,288         127,000          93,000         617,000
   Repayment of long-term debt                                        (88,050)       (116,059)        (43,202)       (717,572)
   Issuance of limited recourse debt                                   68,975          29,468               -          90,214
   Repayment of limited recourse debt                                    (118)              -               -               -
   Payment of dividends                                                  (215)           (215)           (214)         (1,058)
   Exercise of stock options and issuance of restricted awards            260             203             275           3,732
                                                                    ---------       ---------       ---------       ---------
   Cash flow from financing activities                                 15,026          38,422          60,883         (15,455)

CURRENCY ADJUSTMENTS
   Effect of exchange rate changes on cash                              1,170           1,988            (553)           (807)

CASH
   Net change in cash and cash equivalents                              6,964            (616)          3,976          (3,049)
   Beginning balance                                                    9,565          10,181           6,205           9,254
                                                                    ---------       ---------       ---------       ---------

   Ending balance                                                   $  16,529       $   9,565       $  10,181       $   6,205
                                                                    =========       =========       =========       =========


(1) Net of change in accounts receivable securitiation of $50,600 for the period ended July 31, 2002.

       JLG Industries, Inc. - Page 7

                              JLG INDUSTRIES, INC.
            CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
                                 (IN THOUSANDS)
                          (QUARTERLY DATA IS UNAUDITED)

                                              QUARTER    FISCAL YEAR                                                    FISCAL YEAR
                                               ENDED        ENDED                     QUARTER ENDED                        ENDED
                                            OCTOBER 31,    JULY 31,    JULY 31,    APRIL 30,  JANUARY 31,   OCTOBER 31,   JULY 31,
                                                2003         2003         2003       2003         2003        2002         2002
                                             ---------    ---------    ---------   ---------    ---------   ----------  -----------
SEGMENT INFORMATION
REVENUES:
  Machinery                                  $ 167,568    $ 603,145    $ 201,419   $ 167,630    $ 109,550    $ 124,546    $ 621,283
  Equipment Services                            40,815      136,737       35,855      32,835       36,676       31,371      133,058
  Access Financial Solutions                     3,812       19,907        4,945       5,305        5,087        4,570       15,729
                                             ---------    ---------    ---------   ---------    ---------    ---------    ---------
                                             $ 212,195    $ 759,789    $ 242,219   $ 205,770    $ 151,313    $ 160,487    $ 770,070
                                             =========    =========    =========   =========    =========    =========    =========

SEGMENT PROFIT (LOSS):
  Machinery                                  $   6,189    $  28,385    $  16,573   $   6,665    $     168    $   4,979    $  29,039
  Equipment services                            11,068       27,119        8,235       6,998        6,632        5,254       24,686
  Access Financial Solutions                       284        3,990          295         716        1,881        1,098        5,288
  General corporate expenses                   (11,093)     (32,001)     (10,356)     (9,434)      (6,475)      (5,736)     (33,347)
                                             ---------    ---------    ---------   ---------    ---------    ---------    ---------
  Segment profit                                 6,448       27,493       14,747       4,945        2,206        5,595       25,666
  Add:  AFS' interest expense                    2,914       11,700        3,503       3,619        2,443        2,135        5,051
                                             ---------    ---------    ---------   ---------    ---------    ---------    ---------
  Operating Income                           $   9,362    $  39,193    $  18,250   $   8,564    $   4,649    $   7,730    $  30,717
                                             =========    =========    =========   =========    =========    =========    =========

PRODUCT GROUP REVENUES
Aerial work platforms                        $  89,090    $ 435,164    $ 148,144   $ 116,092    $  79,615    $  91,313    $ 475,241
Telehandlers                                    70,788      119,536       37,674      34,843       19,417       27,602       87,443
Excavators                                       7,690       48,445       15,601      16,695       10,518        5,631       58,599
After-sales service and support, including
  parts sales, and used and reconditioned
  equipment sales                               39,434      130,335       34,430      31,652       34,411       29,842      124,587
Financial products                               3,676       19,184        4,806       5,152        4,836        4,390       14,227
Rentals                                          1,517        7,125        1,564       1,336        2,516        1,709        9,973
                                             ---------    ---------    ---------   ---------    ---------    ---------    ---------
                                             $ 212,195    $ 759,789    $ 242,219   $ 205,770    $ 151,313    $ 160,487    $ 770,070
                                             =========    =========    =========   =========    =========    =========    =========

GEOGRAPHIC REVENUES
United States                                $ 170,281    $ 555,155    $ 174,033   $ 155,852    $ 107,920    $ 117,350    $ 556,252
Europe                                          23,951      145,038       47,144      33,830       32,816       31,248      167,940
Other international                             17,963       59,596       21,042      16,088       10,577       11,889       45,878
                                             ---------    ---------    ---------   ---------    ---------    ---------    ---------
                                             $ 212,195    $ 759,789    $ 242,219   $ 205,770    $ 151,313    $ 160,487    $ 770,070
                                             =========    =========    =========   =========    =========    =========    =========

      JLG Industries, Inc. - Page 8

                              JLG INDUSTRIES, INC.
                                     EBITDA
                                QUARTERLY PERIODS
                                 (IN THOUSANDS)

                                        OCTOBER 31,     JULY 31,       APRIL 30,     JANUARY 31,    OCTOBER 31,
                                           2003           2003           2003           2003           2002
                                        -----------     --------       ---------     -----------    -----------
Income before cumulative effect of
   change in accounting principle         $   277        $ 7,455        $ 2,165        $ 4,226        $   329
Interest expense                            9,876          9,645          6,764          6,072          5,504
Income tax provision                          149            562          1,018          1,989            155
Depreciation and amortization               6,486          4,591          4,931          5,147          5,268
                                          -------        -------        -------        -------        -------
EBITDA                                    $16,788        $22,253        $14,878        $17,434        $11,256
                                          =======        =======        =======        =======        =======

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

      JLG Industries, Inc. - Page 9

                              JLG INDUSTRIES, INC.
                            EBITDA AND EBITDA MARGINS
                          TRAILING TWELVE MONTH PERIODS
                                 (IN THOUSANDS)

                                      OCTOBER 31,      JULY 31,      APRIL 30,     JANUARY 31,    OCTOBER 31,     JULY 31,
                                          2003           2003          2003           2003           2002           2002
                                      -----------      --------      ---------     -----------    -----------     --------
Income before cumulative effect of
   change in accounting principle       $ 14,123       $ 14,175       $ 15,062       $ 13,733       $ 10,841       $ 12,878
Interest expense                          32,357         27,985         22,885         19,466         17,421         16,255
Income tax provision                       3,718          3,724          7,270          6,664          5,333          6,343
Depreciation and amortization             21,155         19,937         20,492         20,255         21,131         20,959
                                        --------       --------       --------       --------       --------       --------
EBITDA                                  $ 71,353       $ 65,821       $ 65,709       $ 60,118       $ 54,726       $ 56,435
                                        ========       ========       ========       ========       ========       ========

Revenues                                $811,497       $759,789       $766,394       $769,356       $774,395       $770,070
                                        ========       ========       ========       ========       ========       ========

EBITDA Margin                                8.8%           8.7%           8.6%           7.8%           7.1%           7.3%
                                        ========       ========       ========       ========       ========       ========

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

      JLG Industries, Inc. - Page 10

                              JLG INDUSTRIES, INC.
                                    NET DEBT
                                 (IN THOUSANDS)

                                                                         OCTOBER 31,         JULY 31,           APRIL 30,
                                                                             2003              2003               2003
                                                                         -----------         ---------          ---------
Revolving credit facilities                                               $       -          $       -          $  30,288
$15 million cash management facility                                            567                  -                  -
$25 million overdraft credit facility                                             -                  -                  -
$125 million senior notes                                                   125,000            125,000                  -
$175 million senior subordinated notes                                      175,000            175,000            175,000
Miscellaneous debt                                                           15,554              1,983              1,468
Fair value of interest rate swap                                             (8,065)           (12,347)                 -
Gain on terminated interest rate swap                                         5,825              5,994              6,162
                                                                          ---------          ---------          ---------
     Bank debt and notes                                                    313,881            295,630            212,918
Limited recourse debt from finance receivables monetizations (*)            153,541            164,940            164,653
                                                                          ---------          ---------          ---------
     Total balance sheet debt                                               467,422            460,570            377,571
                                                                          ---------          ---------          ---------
Net present value of off-balance sheet rental fleet lease                     2,341              2,341              3,382
Net present value of off-balance sheet production equipment leases            5,564              5,941              6,590
                                                                          ---------          ---------          ---------
     Total off-balance sheet financing                                        7,905              8,282              9,972
                                                                          ---------          ---------          ---------
     Total balance sheet debt and off-balance sheet financing               475,327            468,852            387,543
Less: cash                                                                   11,288            132,809             16,529
Less: limited recourse debt from finance receivables monetizations          153,541            164,940            164,653
                                                                          ---------          ---------          ---------
     Net debt                                                             $ 310,498          $ 171,103          $ 206,361
                                                                          =========          =========          =========

(*) Maximum loss exposure from finance receivables monetizations          $  23,380          $  21,708          $  18,928
                                                                          =========          =========          =========

Shareholders' Equity                                                      $ 250,439          $ 249,497          $ 245,034
                                                                          =========          =========          =========

Net Debt-to-Net Debt plus Shareholders' Equity                                   55%                41%                46%
                                                                          =========          =========          =========

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus
    Shareholders' Equity                                                         65%                65%                61%
                                                                          =========          =========          =========


                                                                         JANUARY 31,        OCTOBER 31,         JULY 31,
                                                                             2003              2002                2002
                                                                         -----------        -----------         ---------
Revolving credit facilities                                               $  61,000          $  50,000          $       -
$15 million cash management facility                                              -                  -                  -
$25 million overdraft credit facility                                        23,058             25,000             13,935
$125 million senior notes                                                         -                  -                  -
$175 million senior subordinated notes                                      175,000            175,000            175,000
Miscellaneous debt                                                            1,573              1,665              1,909
Fair value of interest rate swap                                              5,012              2,273                914
Gain on terminated interest rate swap                                             -                  -                  -
                                                                          ---------          ---------          ---------
     Bank debt and notes                                                    265,643            253,938            191,758
Limited recourse debt from finance receivables monetizations (*)            106,662             83,188             87,571
                                                                          ---------          ---------          ---------
     Total balance sheet debt                                               372,305            337,126            279,329
                                                                          ---------          ---------          ---------
Net present value of off-balance sheet rental fleet lease                     3,858              4,506              5,582
Net present value of off-balance sheet production equipment leases            6,977              7,364              7,749
                                                                          ---------          ---------          ---------
     Total off-balance sheet financing                                       10,835             11,870             13,331
                                                                          ---------          ---------          ---------
     Total balance sheet debt and off-balance sheet financing               383,140            348,996            292,660
Less: cash                                                                    9,565             10,181              6,205
Less: limited recourse debt from finance receivables monetizations          106,662             83,188             87,571
                                                                          ---------          ---------          ---------
     Net debt                                                             $ 266,913          $ 255,627          $ 198,884
                                                                          =========          =========          =========

(*) Maximum loss exposure from finance receivables monetizations          $   8,519          $   6,275          $   5,998
                                                                          =========          =========          =========

Shareholders' Equity                                                      $ 241,760          $ 235,897          $ 236,042
                                                                          =========          =========          =========

Net Debt-to-Net Debt plus Shareholders' Equity                                   52%                52%                46%
                                                                          =========          =========          =========

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus
    Shareholders' Equity                                                         61%                59%                54%
                                                                          =========          =========          =========

We also monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetization of customer finance receivables.

      JLG Industries, Inc. - Page 11

                              JLG INDUSTRIES, INC.
                                 FREE CASH FLOW
                                 (IN THOUSANDS)


                                                        QUARTER ENDED       FISCAL YEAR
                                                          OCTOBER 31,         ENDED             JULY 31,
                                                              2003         JULY 31, 2003          2003
                                                         ------------      -------------       ---------
Net income (loss)                                          $     277         $  14,175         $   7,455
Adjustments to reconcile net income to
  cash flow from operating activities                         11,270            21,533              (826)
Accounts receivable                                            2,409           (43,985)          (17,651)
Inventories                                                    5,900            48,926            37,953
Other current assets                                          (3,076)          (15,960)          (18,109)
Accounts payable                                             (34,954)          (46,026)              621
Accrued expenses                                               3,120             3,254            16,057
Finance receivables                                            1,055            40,487            (2,644)
Other cash from operations                                    (3,899)           (3,295)           (3,392)
Purchases of property, plant and equipment                    (3,811)          (10,806)           (2,811)
Proceeds from sale of property, plant and                         89               216                 -
Purchases of equipment held for rental                        (2,209)          (16,342)           (1,991)
Proceeds from sale of equipment held for rental                1,141            19,063             2,882
Cash portion of OmniQuip acquisition                         (95,371)                -                 -
Other cash from investments                                      (46)             (689)              (25)
Payment of dividends                                            (216)             (859)             (215)
Exercise of stock option and issuance of restricted              485               927               189
Effect of exchange rate changes on cash                          641             1,852              (753)
Seller financing                                             (10,000)                -                 -
Capital lease assumed in OmniQuip acquisition                 (3,630)                -                 -
Other(1)                                                      (8,570)           15,310            18,518
                                                           ---------         ---------         ---------
Free Cash Flow                                             ($139,395)        $  27,781         $  35,258
                                                           =========         =========         =========


                                                               QUARTER ENDED                                  FISCAL YEAR
                                                          APRIL 30,       JANUARY 31,       OCTOBER 31,          ENDED
                                                            2003              2003              2002         JULY 31, 2002
                                                         ---------        -----------       -----------      -------------
Net income (loss)                                        $   2,165         $   4,226         $     329         ($101,592)
Adjustments to reconcile net income to
  cash flow from operating activities                        7,421             7,765             7,173           134,769
Accounts receivable                                        (41,663)          (11,945)           27,274           (40,110)
Inventories                                                 14,544             8,695           (12,266)           24,462
Other current assets                                           191             2,721              (763)            3,110
Accounts payable                                            12,832           (26,469)          (33,010)           52,685
Accrued expenses                                             7,243           (11,117)           (8,929)           12,084
Finance receivables                                         50,239            20,244           (27,352)           57,154
Other cash from operations                                   3,970              (281)           (3,592)          (28,136)
Purchases of property, plant and equipment                  (3,059)           (3,286)           (1,650)          (12,954)
Proceeds from sale of property, plant and                       92               121                 3               172
Purchases of equipment held for rental                      (3,014)           (7,713)           (3,624)          (26,429)
Proceeds from sale of equipment held for rental              3,577            10,099             2,505            28,924
Cash portion of OmniQuip acquisition                             -                 -                 -                 -
Other cash from investments                                    529            (1,136)              (57)              405
Payment of dividends                                          (215)             (215)             (214)           (1,058)
Exercise of stock option and issuance of restricted            260               203               275             3,732
Effect of exchange rate changes on cash                      1,170             1,988              (553)             (807)
Seller financing                                                 -                 -                 -                 -
Capital lease assumed in OmniQuip acquisition                    -                 -                 -                 -
Other(1)                                                     4,271            (5,186)           (2,293)           63,342
                                                         ---------         ---------         ---------         ---------
Free Cash Flow                                           $  60,553         ($ 11,286)        ($ 56,744)        $ 169,753
                                                         =========         =========         =========         =========

(1) Includes changes in accounts receivable securitization and other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow.
We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

       JLG Industries, Inc. - Page 12

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)



                                                               CONSOLIDATED                    EQUIPMENT OPERATIONS
                                                         JLG INDUSTRIES, INC. AND        JLG INDUSTRIES, INC. WITH ACCESS
                                                         CONSOLIDATED SUBSIDIARIES    FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                                       ------------------------------ ---------------------------------------
                                                       THREE MONTHS ENDED OCTOBER 31,       THREE MONTHS ENDED OCTOBER 31,
                                                           2003               2002               2003               2002
                                                           ----               ----               ----               ----
Revenues
  Net sales                                             $ 207,002          $ 154,388          $ 207,002          $ 154,388
  Financial products                                        3,676              4,390                  -                  -
  Rentals                                                   1,517              1,709              1,381              1,529
                                                        ---------          ---------          ---------          ---------
                                                          212,195            160,487            208,383            155,917
Cost of sales                                             174,333            131,371            174,175            131,194
                                                        ---------          ---------          ---------          ---------
Gross profit                                               37,862             29,116             34,208             24,723
Selling and administrative expenses                        23,716             17,485             23,260             16,325
Product development expenses                                4,773              3,901              4,773              3,901
Restructuring charges                                          11                  -                 11                  -
                                                        ---------          ---------          ---------          ---------
Income from operations                                      9,362              7,730              6,164              4,497
Other income (deductions):
  Interest expense                                         (9,876)            (5,504)            (6,962)            (3,369)
  Miscellaneous, net                                          940             (1,742)               940             (1,742)
                                                        ---------          ---------          ---------          ---------
Income before taxes                                           426                484                142               (614)
Income tax provision                                          149                155                 50               (196)
Equity in income of Access Financial Solutions                 -                  -                185                747
                                                        ---------          ---------          ---------          ---------
Net income                                              $     277          $     329          $     277          $     329
                                                        =========          =========          =========          =========

Earnings per common share                               $     .01          $     .01
                                                        =========          =========

Earnings per common share -
   assuming dilution                                    $     .01          $     .01
                                                        =========          =========

Cash dividends per share                                $    .005          $    .005
                                                        =========          =========

Weighted average shares outstanding                        42,656             42,541
                                                        =========          =========

Weighted average shares outstanding -
  assuming dilution                                        43,575             42,853
                                                        =========          =========



                                                            FINANCIAL SERVICES

                                                         ACCESS FINANCIAL SOLUTIONS
                                                   -------------------------------------
                                                       THREE MONTHS ENDED OCTOBER 31,
                                                           2003               2002
                                                           ----               ----
Revenues
  Net sales                                             $       -         $        -
  Financial products                                        3,676              4,390
  Rentals                                                     136                180
                                                        ---------          ---------
                                                            3,812              4,570
Cost of sales                                                 158                177
                                                        ---------          ---------
Gross profit                                                3,654              4,393
Selling and administrative expenses                           456              1,160
Product development expenses                                    -                  -
Restructuring charges                                           -                  -
                                                        ---------          ---------
Income from operations                                      3,198              3,233
Other income (deductions):
  Interest expense                                         (2,914)            (2,135)
  Miscellaneous, net                                            -                  -
                                                        ---------          ---------
Income before taxes                                           284              1,098
Income tax provision                                           99                351
Equity in income of Access Financial Solutions                 -                  -
                                                        ---------          ---------
Net income                                              $     185          $     747
                                                        =========          =========

The selected supplemental consolidated data depicting AFS operations as if accounted for under the equity method and submitted with our consolidated financial statements is presented for the sole purpose of facilitating the analysis of the results of our Equipment Operations and Financial Services businesses as included in the consolidated financial statements. These two operations are engaged in fundamentally different businesses and cannot be easily analyzed on a consolidated basis. Equipment Operations includes the operations of our Machinery and Equipment Services segments with Financial Services reflected on an equity basis. Access Financial Solutions consists of our financial services businesses.

JLG Industries, Inc. - Page 13

JLG INDUSTRIES, INC.
BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)


                                                                     CONSOLIDATED                     EQUIPMENT OPERATIONS
                                                               JLG INDUSTRIES, INC. AND        JLG INDUSTRIES, INC. WITH ACCESS
                                                               CONSOLIDATED SUBSIDIARIES    FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                                              ---------------------------   ---------------------------------------
                                                              OCTOBER 31,        JULY 31,         OCTOBER 31,         JULY 31,
                                                                 2003              2003              2003               2003
                                                                 ----              ----              ----               ----
ASSETS
------
Current assets
  Cash and cash equivalents                                    $  11,288         $ 132,809         $  11,288         $ 132,809
  Accounts receivable - net                                      297,001           266,180           278,943           226,182
  Finance receivables - net                                        2,573             3,168                 -                 -
  Pledged receivables - net                                       39,380            41,334                 -                 -
  Inventories                                                    148,397           116,886           148,397           116,886
  Other current assets                                            53,311            45,385            53,311            45,385
                                                               ---------         ---------         ---------         ---------
    Total current assets                                         551,950           605,762           491,939           521,262
Property, plant and equipment - net                               92,525            79,699            92,525            79,699
Equipment held for rental - net                                   18,236            19,651            16,085            17,455
Finance receivables, less current portion                         30,484            31,156                 -                 -
Pledged receivables, less current portion                        114,382           119,073                 -                 -
Goodwill - net                                                    66,450            29,509            66,450            29,509
Intangible assets - net                                           34,448                 -            34,448                 -
Investment in Access Financial Solutions                               -                 -            36,748            36,563
Receivable from Access Financial Solutions                             -                 -            17,411            35,792
Other assets                                                      66,002            53,135            64,969            52,428
                                                               ---------         ---------         ---------         ---------
                                                               $ 974,477         $ 937,985         $ 820,575         $ 772,708
                                                               =========         =========         =========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
  Short-term debt                                              $   2,278         $   1,472         $   2,278         $   1,472
  Current portion of limited recourse debt from finance
     receivables monetizations                                    40,153            45,279                 -                 -
  Accounts payable                                                68,197            83,408            68,197            83,408
  Accrued expenses                                               117,844            91,057           117,483            90,720
                                                               ---------         ---------         ---------         ---------
    Total current liabilities                                    228,472           221,216           187,958           175,600
Long-term debt, less current portion                             311,603           294,158           311,603           294,158
Limited recourse debt from finance receivables
  monetizations, less current portion                            113,388           119,661                 -                 -
Payable to JLG Industries, Inc.                                        -                 -                 -                 -
Accrued post-retirement benefits                                  27,199            26,179            27,199            26,179
Other long-term liabilities                                       29,790            15,160            29,790            15,160
Provisions for contingencies                                      13,586            12,114            13,586            12,114
Shareholders' equity
  Capital stock:
    Authorized shares: 100,000 at $.20 par value
    Issued and outstanding shares:  43,416 shares;
      fiscal 2003 -  43,367 shares                                 8,683             8,673             8,683             8,673
    Additional paid-in capital                                    23,789            23,597            23,789            23,597
  Retained earnings                                              230,334           230,273           230,334           230,273
  Unearned compensation                                           (5,145)           (5,428)           (5,145)           (5,428)
  Accumulated other comprehensive loss                            (7,222)           (7,618)           (7,222)           (7,618)
                                                               ---------         ---------         ---------         ---------
    Total shareholders' equity                                   250,439           249,497           250,439           249,497
                                                               ---------         ---------         ---------         ---------
                                                               $ 974,477         $ 937,985         $ 820,575         $ 772,708
                                                               =========         =========         =========         =========



                                                                   FINANCIAL SERVICES

                                                               ACCESS FINANCIAL SOLUTIONS
                                                               --------------------------
                                                               OCTOBER 31,      JULY 31,
                                                                 2003             2003
                                                                 ----             ----
ASSETS
------
Current assets
  Cash and cash equivalents                                    $       -        $       -
  Accounts receivable - net                                       18,058           39,998
  Finance receivables - net                                        2,573            3,168
  Pledged receivables - net                                       39,380           41,334
  Inventories                                                          -                -
  Other current assets                                                 -                -
                                                               ---------        ---------
    Total current assets                                          60,011           84,500
Property, plant and equipment - net                                    -                -
Equipment held for rental - net                                    2,151            2,196
Finance receivables, less current portion                         30,484           31,156
Pledged receivables, less current portion                        114,382          119,073
Goodwill - net                                                         -                -
Intangible assets - net                                                -                -
Investment in Access Financial Solutions                               -                -
Receivable from Access Financial Solutions                             -                -
Other assets                                                       1,033              707
                                                               ---------        ---------
                                                               $ 208,061        $ 237,632
                                                               =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
  Short-term debt                                              $       -        $       -
  Current portion of limited recourse debt from finance
     receivables monetizations                                    40,153           45,279
  Accounts payable                                                     -                -
  Accrued expenses                                                   361              337
                                                               ---------        ---------
    Total current liabilities                                     40,514           45,616
Long-term debt, less current portion                                   -                -
Limited recourse debt from finance receivables
  monetizations, less current portion                            113,388          119,661
Payable to JLG Industries, Inc.                                   17,411           35,792
Accrued post-retirement benefits                                       -                -
Other long-term liabilities                                            -                -
Provisions for contingencies                                           -                -
Shareholders' equity
  Capital stock:
    Authorized shares: 100,000 at $.20 par value
    Issued and outstanding shares:  43,416 shares;
      fiscal 2003 -  43,367 shares                                30,000           30,000
    Additional paid-in capital                                         -                -
  Retained earnings                                                6,748            6,563
  Unearned compensation                                                -                -
  Accumulated other comprehensive loss                                 -                -
                                                               ---------        ---------
    Total shareholders' equity                                    36,748           36,563
                                                               ---------        ---------
                                                               $ 208,061        $ 237,632
                                                               =========        =========


JLG Industries, Inc.  - Page 14

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

                                                                     CONSOLIDATED                    EQUIPMENT OPERATIONS
                                                               JLG INDUSTRIES, INC. AND        JLG INDUSTRIES, INC. WITH ACCESS
                                                               CONSOLIDATED SUBSIDIARIES    FINANCIAL SOLUTIONS ON THE EQUITY BASIS
                                                             ------------------------------ ---------------------------------------
                                                             THREE MONTHS ENDED OCTOBER 31,      THREE MONTHS ENDED OCTOBER 31,
                                                                 2003              2002             2003               2002
                                                                 ----              ----             ----               ----
Operations
  Net income                                                  $     277         $     329         $     277         $     329
  Adjustments to reconcile net income to
    cash flow from operating activities:
      (Gain) loss on sale of property, plant and equipment          293                 3               293                 3
      (Gain) loss on sale of equipment held for rental            1,320              (697)            1,320              (697)
      Non-cash charges and credits:
        Depreciation and amortization                             6,486             5,268             6,332             5,062
        Other                                                     3,171             2,599             3,263             2,072
      Changes in selected working capital items:
        Accounts receivable                                       2,409            27,274           (19,915)           31,407
        Inventories                                               5,900           (12,266)            5,900           (12,266)
        Accounts payable                                        (34,954)          (33,010)          (34,954)          (33,010)
        Other operating assets and liabilities                       44            (9,692)               20            (9,407)
      Changes in finance receivables                              1,055           (27,352)                -                 -
      Changes in pledged finance receivables                    (15,452)           (2,395)                -                 -
      Changes in other assets and liabilities                    (3,899)           (3,592)           (3,573)           (2,694)
                                                              ---------         ---------         ---------         ---------
      Cash flow from operating activities                       (33,350)          (53,531)          (41,037)          (19,201)

Investments
  Purchases of property, plant and equipment                     (3,811)           (1,650)           (3,811)           (1,650)
  Proceeds from the sale of property, plant and equipment            89                 3                89                 3
  Purchases of equipment held for rental                         (2,209)           (3,624)           (2,100)           (3,615)
  Proceeds from the sale of equipment held for rental             1,141             2,505             1,141             2,505
  Cash portion of OmniQuip acquisition                          (95,371)                -           (95,371)                -
  Investment in income of Access Financial Solutions                  -                 -              (185)             (747)
  Other                                                             (46)              (57)              (46)              (57)
                                                              ---------         ---------         ---------         ---------
      Cash flow from investing activities                      (100,207)           (2,823)         (100,283)           (3,561)

Financing
  Net increase in short-term debt                                   594            11,024               594            11,024
  Issuance of long-term debt                                     22,000            93,000            22,000            93,000
  Repayment of long-term debt                                   (22,086)          (43,202)          (22,086)          (43,202)
  Issuance of limited recourse debt                              10,871                 -                 -                 -
  Repayment of limited recourse debt                               (253)                -                 -                 -
  Change in receivable from Access Financial Solutions                -                 -            18,381           (33,592)
  Change in payable to JLG Industries, Inc.                           -                 -                 -                 -
  Payment of dividends                                             (216)             (214)             (216)             (214)
  Exercise of stock options and issuance
    of restricted awards                                            485               275               485               275
                                                              ---------         ---------         ---------         ---------
      Cash flow from financing activities                        11,395            60,883            19,158            27,291

Currency Adjustments
  Effect of exchange rate changes on cash                           641              (553)              641              (553)

Cash
  Net change in cash and cash equivalents                      (121,521)            3,976          (121,521)            3,976
  Beginning balance                                             132,809             6,205           132,809             6,205
                                                              ---------         ---------         ---------         ---------
  Ending balance                                              $  11,288         $  10,181         $  11,288         $  10,181
                                                              =========         =========         =========         =========


                                                                  FINANCIAL SERVICES

                                                               ACCESS FINANCIAL SOLUTIONS
                                                             ------------------------------
                                                             THREE MONTHS ENDED OCTOBER 31,
                                                                2003              2002
                                                                ----              ----
Operations
  Net income                                                  $     185         $     747
  Adjustments to reconcile net income to
    cash flow from operating activities:
      (Gain) loss on sale of property, plant and equipment            -                 -
      (Gain) loss on sale of equipment held for rental                -                 -
      Non-cash charges and credits:
        Depreciation and amortization                               154               206
        Other                                                       (92)              527
      Changes in selected working capital items:
        Accounts receivable                                      22,324            (4,133)
        Inventories                                                   -                 -
        Accounts payable                                              -                 -
        Other operating assets and liabilities                       24              (285)
      Changes in finance receivables                              1,055           (27,352)
      Changes in pledged finance receivables                    (15,452)           (2,395)
      Changes in other assets and liabilities                      (326)             (898)
                                                              ---------         ---------
      Cash flow from operating activities                         7,872           (33,583)

Investments
  Purchases of property, plant and equipment                          -                 -
  Proceeds from the sale of property, plant and equipment             -                 -
  Purchases of equipment held for rental                           (109)               (9)
  Proceeds from the sale of equipment held for rental                 -                 -
  Cash portion of OmniQuip acquisition                                -                 -
  Investment in income of Access Financial Solutions                  -                 -
  Other                                                               -                 -
                                                              ---------         ---------
      Cash flow from investing activities                          (109)               (9)

Financing
  Net increase in short-term debt                                     -                 -
  Issuance of long-term debt                                          -                 -
  Repayment of long-term debt                                         -                 -
  Issuance of limited recourse debt                              10,871                 -
  Repayment of limited recourse debt                               (253)                -
  Change in receivable from Access Financial Solutions
  Change in payable to JLG Industries, Inc.                     (18,381)           33,592
  Payment of dividends                                                -                 -
  Exercise of stock options and issuance
    of restricted awards                                              -                 -
                                                              ---------         ---------
      Cash flow from financing activities                        (7,763)           33,592

Currency Adjustments
  Effect of exchange rate changes on cash                             -                 -

Cash
  Net change in cash and cash equivalents                             -                 -
  Beginning balance                                                   -                 -
                                                              ---------         ---------
  Ending balance                                              $       -         $       -
                                                              =========         =========

                                      # # #